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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 23, 2001 (July 17, 2001)



                       CADMUS COMMUNICATIONS CORPORATION
                       ---------------------------------
            (Exact Name of Registrant as specified in its Charter)



          Virginia                     0-12954                 54-1274108
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


1801 Bayberry Court, Suite 200, Richmond, Virginia        23226
     (Address of Principal Executive Office)            (Zip Code)


Registrant's telephone number, including area code      (804) 287-5680

                            ----------------------

       ________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On July 17, 2001, the Board of Directors of Cadmus Communications Corporation (the "Company") amended the Company's Bylaws. Pursuant to the amended Bylaws, a special meeting of the stockholders of the Company may be held upon the written request of one or more stockholders holding fifteen percent (15%) or more of the issued and outstanding capital stock of the Company.


Item 7.  Financial Statements and Exhibits.

     Exhibit 3.2  Restated Bylaws of Cadmus Communications Corporation


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 23, 2001.

                            CADMUS COMMUNICATIONS CORPORATION



                                      By: /s/ Bruce V. Thomas
                                         -------------------
                                          Bruce V. Thomas
                                          President and Chief Executive Officer
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                                 Exhibit Index


Exhibit

     Exhibit 3.2  Restated Bylaws of Cadmus Communications Corporation